Sector Regulation and Electricity System Operations	12 Months Ended
Dec. 31, 2017
Disclosure Of Information About Activities Subject To Rate Regulation [Abstract]
Sector Regulation and Electricity System Operations
5.	SECTOR REGULATION AND ELECTRICITY SYSTEM OPERATIONS

a)Regulatory framework

Argentina

Argentina has shown signs of intervention in the electricity market since the crisis of 2002. Under the previous regulations, generators sold to distributors at prices obtained from centralized calculations of the average spot market price. The distributers’ purchase price was the average price forecast for the next six months, called the Seasonal Price (Precio Estacional). Any differences between the Seasonal Price (the purchase price) and the actual spot price (the selling price) was charged to the Seasonal Fund (Fondo Estacional) managed by the Wholesale Electricity Market Administration Company (CAMMESA - Compañía Administradora del Mercado Mayorista Eléctrico).

However, after the 2002 crisis, the authorities changed the price-setting criteria, bringing the marginal pricing system to an end. First, marginal prices were calculated without taking into consideration the natural gas shortages. In effect, despite the fact that generation is dispatched on the basis of the fuels actually used, SE Resolution No. 240/2003 establishes that the marginal price is to be calculated taking into consideration all of the generation units as if there were no restrictions in effect on natural gas supplies. In addition, the expense of water is not included in the calculations if its opportunity cost is higher than the cost of generating power with natural gas. Second, it established a spot price ceiling of Ar$120 per MWh. However, CAMMESA pays the actual variable costs of the thermal plants that run on liquid fuels through the Temporary Dispatch Cost Overruns program.

In addition, as the dollarized economy was devalued and went back to the Argentine peso, payment for capacity fell from US$10 to Ar$10 per MWh. Capacity payments have subsequently risen slightly to Ar$12 per MWh.

Additionally, the freezing of prices paid by distributors caused a gap in relation to actual generation costs, resulting in various types of special agreements for recovering costs, in accordance with regulations in force.

It was in this context that the government announced in 2012 its plan to change the current regulatory framework to one based on an average cost scheme.

Resolution No. 95/2013 was published in March of 2013, significantly changing the system for generators’ remunerations and setting new prices for capacity depending on the type of technology used and availability. It also set new values for paying for non-fuel variable costs, as well as additional remuneration for energy generated.

In May 2013, the Group’s generating companies (Enel Generación Costanera, Enel Generación El Chocón and Dock Sud) accepted the terms of SE Resolution No. 95/2013.

This resolution marked the end of marginal pricing as a payment system in the Argentine power generation market and established, instead, a payment system by type of technology and size of plant. For each case, it recognizes fixed costs (determined on the basis of fulfillment of availability) and variable costs, plus an additional remuneration (the two parts are determined based on energy generated). Part of the additional remuneration is placed in a trust for future investments.

Commercial management and fuel dispatch are handled by of CAMMESA; Terminal Market agreements cannot be extended or renewed, and large users, once their respective contracts are up, must purchase their supply from CAMMESA. However, the Secretary of Energy (“SE”), in Note SE 1807/13, gave generators the opportunity to express their intention to continue handling collections for their entire contract portfolio, thus ensuring a certain amount of cash flow and a continuing relationship with the customer.

It is also important to mention that Enel Generación Costanera has availability contracts signed in 2012 that are still in effect, as well as combined cycle contracts (until 2016) and turbosteam generation contracts (until 2019) that will enable the company to implement an investment plan for the Costanera plant generation units in order to optimize the reliability and availability of that plant. The contracts also include payment of the commitments under the Long-Term Service Agreement (LTSA) for the plant’s combined cycles.

The values of SE Resolution 95/2013 were updated on a annual basis by SE Resolutions 529/2014, 482/2015 and SEE Resolution 22/2016. SE Resolution 529/2014 created a remuneration for non-recurring maintenance for the steam-electric power plants, and SE Resolution 482/2015 provided remuneration for non-recurring maintenance also to hydroelectric power stations. In addition, Resolution 482/2015 created a a new charge of 15.8 AR$/MWh for steam-electric power plants and 6.3 AR$/MWh for hydroelectric power stations, in order to finance investments, applicable from February, 2015 to December, 2018 only for those generating companies participating in the project.

On March 22, 2016, the SE through Resolution No. 21/16, requested bids to offer new capacity for thermal generation for the summer 2016/17, winter 2017 and summer 2017/18 periods. The resolution stated that the offer cannot include, as of the date the resolution was published, pre-existing generation units already interconnected to the Argentine Interconnection System (“SADI” in its Spanish acronym) or capacity that was already offered in other agreements. The five (5) – ten (10) year contract will be entered into with CAMMESA as a representative of Wholesale Electricity Market (“MEM”) agents and monthly remuneration for capacity will be in US$ per MW, while energy generated with each fuel will be in US$  per MWh, as the payment priority equivalent to that of payment for liquid fuel. The supply and recognition of fuel costs will be based on current regulations, as appropriate. The minimum capacity at each interconnection node must not be less than 40MW and preferably must be of dual capacity for fuel consumption, with specific maximum consumption of up to 2,500 kcal/kWh. CAMMESA will make known the expected locations for generation between 50MW to 150MW. The order of priority for the offers was based on increasing costs, therefore, the assessment formulas must be made available to the bidders.

On September 14, 2016, the results of the New Thermal Generation Bid were published in the Official Bulletin, granting a total of 1,915 MW (out of 6,000 MW total offers). Four offers propose to deliver new energy (545 MW of capacity) to the SADI in December 2016; ten offers propose to deliver new energy (685 MW) in the first quarter of 2017 and four more offers are expecting to deliver new energy (229 MW) in the second quarter of 2018. In addition, 26 offers are committed to start their service in the second half of 2017, and five other offers in 2018. Likewise, through Note No. 355, the SE instructed CAMMESA to encourage pricing improvements to those entities whose offers were considered acceptable but no bid was granted. As a result of new pricing offers, an additional 956 MW were granted to seven offers proposing to deliver new energy within the period from January 30 to December 1, 2017. Lastly, on October 28, 2016, the SE, through Resolution No. 387/E/2016, instructed CAMMESA to add two additional projects for a total of 234 MW. None of the Group’s entities participated in the bidding process.

On November 16, 2016, by means of Secretariat of Electrical Energy (“SEE”) Resolutions 420-16 and 455-16, the SE summoned those entities interested in developing infrastructure projects that contribute in the reduction of costs in the MEM and to increase the reliability of the Argentinean Power Grid, to express their interest, considering in particular the contribution of the preliminary plans presented with responsibility in supplying fuel for generating electrical energy. Enel Group presented two projects located on the premises of Enel Generación Costanera, for 350 MW and 415 MW. The specifications for the new combined cycles are expected to be issued in the next few months, to close the bidding process during Spring of 2017. On the other hand, by means of SEE Resolution 287 - E/2017 of May 10, 2017, the SEE instructed CAMMESA to summon all interested parties to submit their proposals (Stage I) for a new thermal generating plant with (a) combined cycle closure or (b) cogeneration technology, with the commitment to be available to meet the demands of the MEM, attaching the respective specifications and terms and conditions. 40 projects were submitted for a total of 4,597 MW. On September 25, 2017, SEE Resolution 820 was published awarding 506 MW at an average price of 17,769 US$/MW-month and instructing CAMMESA to invite the remaining technically accepted proposals to improve their proposal, with a submission deadline on October 6 and the award on October 13, 2017, so that CAMMESA could send its analysis to the SEE.

On February 2, 2017, the SEE issued Resolution No. 19/2017 replacing SEE Resolution No. 22/2016, which set the remuneration guidelines for existent power generating plants. Resolution No. 19/2017 defines the minimum remuneration for the energy capacity of technology and scale, and allows thermal units to offer equal remuneration for availability energy contracts for all technologies. Thermal generators may declare the price of firm capacity to be committed for a three-year period per unit each summer period, and may also provide the information by summer and winter periods (adjustments could be made during the period). As an exception applicable to 2017, Resolution No. 97/2017 authorized the declaration of the Guaranteed Availability Commitments (Compromisos de Disponibilidad Garantizada, in Spanish) in conjunction with the information required for the Winter Seasonal Programming, effective from May 1, 2017 to October 31, 2017. Generators will sign a Guaranteed Availability Commitment contract with CAMMESA, which may be transferred to demand as defined by SEE. The remuneration will be received by each generation unit with a committed capacity and will be in proportion to its compliance, with the minimum remuneration calculated based on the minimum price. On the other hand, the thermal generation could offer additional capacity availability for bi-annual periods, which will be auctioned at a maximum price.

In relation to hydroelectrial power plants, a new scheme is defined to assess energy capacity, which is based on actual energy capacity available (that will result in a higher value for capacity than under prior regulations). Likewise, a base is defined for the price of energy capacity, a second for the period from May 2017 to October 2017, and a third from November 2017.

The remuneration values under Resolution No. 19/2017 are denominated in U.S. dollars and will be translated to Argentine pesos using the last business day exchange rate published by the Argentine Central Bank, and will be effective for the term established in CAMMESA’s procedures. Subsequently, the SEE established that the conversion rate to be used to translate to Argentine pesos should correspond to the spot exchange rate from the day before the transaction due date, starting from November 2017.

SEE Resolution 1085/17 amends the payment process to agents for the transportation system as of December 1, 2017 (the transporter’s remuneration does not change as it was set in the RTI). Synthetically it stipulates:

•	The costs associated with the transportation remuneration will be distributed proportionately in accordance with the demand.
•	The Generating Agents will only pay charges from direct connection.
•	Instructs CAMMESA to propose, in the next 90 days. All necessary changes in order to implement the procedures (MEM regulations).

Brazil

Legislation in Brazil allows the participation of private capital in the electricity sector, upholds free competition among companies in electricity generation, and defines criteria to avoid certain levels of economic concentration and/or market practices that may cause a decline in free competition.

Based on the contract requirements as stated by distribution companies, the Ministry of Energy has been involved in planning the expansion of the electricity system, setting capacity quotas by technology on the one hand and, on the other, promoting separate tender processes for thermal, hydraulic or renewable energies, or directly holding tender processes for specific projects. The operation is being coordinated in a centralized fashion in which one National System Operator (“ONS” in its Portuguese acronym) coordinates centralized load dispatch based on variable production costs and seeks to guarantee to meet demand at the minimum cost for the system. The price at which transactions take place on the spot market is called the Difference Liquidation Price (Precio de Liquidación de las Diferencias, PLD).

Generation companies sell their energy on the regulated or unregulated market through contracts, and trade their surpluses or deficits on the spot market. The free market is aimed at large users, with a limit of 3,000 kW or 500 kW if they purchase Non-Conventional Renewable Energy (“NCRE”).

In the unregulated market, suppliers and their clients directly negotiate energy purchase conditions. In the regulated market, in contrast, where distribution companies operate, energy purchases must go through a bidding process coordinated by the National Electricity Agency (“ANEEL” in its Portuguese acronym). In this way, the regulated purchase price used in the determination of tariffs to end users is based on average prices of open bids, and there are separate bidding processes for existing and new energy. Bidding processes for new energy contemplate long-term generation contracts in which new generation projects must cover the growth of demand foreseen by distributors. The open bids for existing energy consider shorter contractual terms and seek to cover the distributors’ contractual needs arising from the expiry of prior contracts. Each bidding process is coordinated centrally. The ANEEL sets maximum prices and, as a result, contracts are signed where all distributors participating in the process buy pro rata from each offering generator.

These regulatory mechanisms ensure the creation of regulatory assets/liabilities, whose rate adjustment for deficits in 2014 will take place in the tariff adjustments starting in 2015 (March for Enel Distribución Río S.A. (formerly Ampla) and April for Enel Distribución Ceará S.A. (formerly Coelce)). This mechanism has existed since 2001, and is called the Compensation Clearing Account - Part A (Cuenta de Compensación de Valores – Parte A, “CVA”). They aimed to maintain consistent operating margins for the dealer by allowing tariff revenue due to the costs of Part A.

The Compensation Clearing Account (“CVA” for its acronym in Portuguese) helps maintain stability in the market and enables the creation of deferred costs, which is compensated through tariff adjustments based on the fees necessary to compensate for deficits the previous year.

On December 10, 2014, an addendum was signed to the concession contract for distributors in Brazil  Enel Distribución Río S.A. and Enel Distribución Ceará S.A., which allows these regulatory assets (CVA’s and others) to be included in indemnitee assets at the end of the concession, and if this is not possible over time, it allows compensation through tariffs. Therefore, the recognition for these regulatory assets/liabilities is allowed under IFRS.

Brazil experienced drought conditions throughout 2014. In November 2014, the system reached the maximum risk of energy rationing. The average reservoir levels were 1% lower than at the last rationing. However, the government stated that there was no risk to supply.

The government created the ACR account to cover the additional energy costs through bank loans to be paid within two years through the tariff. Distributors had used approximately R$ 18,000 millions (approximately ThUS$ 5,283 million) from the ACR account by December 31, 2014. However, this was not sufficient to cover the shortfall. In March 2015, a new loan was approved against the ACR account to cover the shortfall of November and December 2014. In addition, an extension in the payment period was approved for all loans, which currently will have to be paid in 54 months from November 2015.

In January 2015, based on the mismatches between the costs recognized in tariffs and actual costs other than those related to operations of the distribution entities, and increased inherent drought conditions costs, ANEEL began the application of a system (known as Tariffs Flags) of monthly charges over the tariff to the customers, provided that the marginal cost of the system is higher than the regulatory standard. The purpose of the regulator is to indicate the customers the generating cost of the following month, and paying in advance to the distribution companies an amount that would only be available in the next tariff review process.

The Tariff Flags system initially consisted of three levels of colored flags: Green, Yellow and Red as follows:

	Description	To be applied when CMO (R$/MWh)	Additional Tariff (R$/MWh)
Green	Favorable generation of energy conditions	<200	None
Yellow	Less favorable generation of energy conditions	>200<388.48	+ 0.025
Red	Higher costs generation conditions	>388.48	+ 0.045

From January 2015 until the reporting date of these financial statements, the values have been changing based on new expectations of future generation costs.

In summary, with this mechanism the generation cost that is currently transferred to the customer only once a year (when the annual tariff adjustment is performed) will generate a monthly variation and the customer can improve control over his/her electricity consumption. That is, the consumers will notice a lower tariff adjustment as they are paying a higher amount during the month. The flags system implemented by the ANEEL, is an accurate indicator of the actual cost of energy generated, allowing consumers a rational use of electrical energy.

As of February 1, 2016, the Red flag was separated into two levels – R$3.00 and R$4.50 – applicable to a consumption of 100kWh. Also, the Yellow flag value was reduced from R$2.5 to R$1.5 applicable to a consumption of 100kWh (or portions). The improved conditions of the rainy season in 2016 increased hydroelectrical reserves to their normal levels and the combined effect of a decrease in demand together with the addition of new power plants in the Brazilian electricity system, led to a change in the Tariff Flags, such that the flag was Yellow in March 2016 and Green in April 2016.

As of 2017, the values of the flags are:

•	Green flag rate: Favorable generation conditions
•	Yellow flag rate: R$2.00 per 100 (kWh)
•	Red flag rate - level 1: R$3.00 per 100 (kWh)
•	Red flag rate - level 2: R$3.50 per 100 (kWh

Green flag rate: It will be activated in the next few months when the value of the last CVU plant to be sent is less than R $211.28 / MWh;

Yellow flag rates: It will be activated in the next few months when the value of the last CVU plant is verified to be equal to or more than R$211.28 / MWh and less than R$422.56 / MWh; and

Alert signal rate: It will be activated in the next few months when the value of the last CVU plant is verified to be equal to or higher than R$422.56 / MWh, according to the following levels of application:

Level 1: It will be activated in the next few months when the value of the variable unit cost - CVU last plant is verified to be equal to or higher than R$422.56 / MWh and less than R$610 / MWh; and

Level 2: It will shoot up in the next few months when the value of the variable unit cost - CVU last plant is verified to be equal to or higher than the ceiling of R$610 / MWh.

There was a methodological alteration in the proposal regarding the metrics. Now the operation of the flags takes into account the definition the cost of the hydrological risk, given the indirect relationship between the hydroelectric generating deficit and the short-term price of electrical energy. The incorporation of these two variables to the system makes the projected collection, with the proposed values, to be more accurate in relation to the actual incurred costs.

As of November, 2017, the flag values are:

•	Green flag rate: Favorable generating conditions
•	Yellow flag rate: R$1.00 per 100 (kWh)
•	Red flag rate - level 1: R$3.00 per 100 (kWh)
•	Red flag rate - level 2: R$5 per100 (kWh)

Energy tenders of recent years

In 2015, six electric power tenders were carried out for purposes of reestablishing the energy supply:

•	One A-1 tender: 1,954 MWavg, allocated to Hydro (94%), Biomass (4%) and Gas (2%); from 1 to 3 years of energy supply;
•	Four A-3 tenders and reserve:
•	97 MWavg, allocated to Wind (30%) and Biomass (70%), at an average price of R$200/MWh;
•	233 MWavg, allocated to Solar (100%), at an average price of R$301.8/MWh;
•	314.3 MWavg, allocated to Wind (72%), Hydro (15%), Gas (7%), and Biomass (6%), at an average price of R$189/MWh; and
•	508 MWavg, allocated to Wind (52%) and Solar (48%), at an average price of R$249/MWh.
•	One A-5 tender: 1,147 MWavg, allocated to Gas (76%), Hydro (18%) and Biomass (7%), at an average price of R$259.2 MWh.

Also, a Tender for Contracting Hydroelectrical Plants Concessions was carried out through the quota regime, in which the seller is granted energy (3,223 MWavg) and capacity (6,061 MW) for an Annual Operational Revenue from Generation.

In 2016, two electric power tenders were carried out as follows:

•	One A-5 tender for 202 MWavg allocated to Gas (2%), Hydro (58%) and Biomass (40%), at an average price of R$198.59MWh.
•	One A-1 tender for 21 MWavg at an average price of R$118.15 MWh.

In 2017, four tender processes were carried out as follows:

(i)

A-4, set out a tender on 18/12/2017 for 2,202 MW of energy, awarded at an average price of R$ 144.51 per MWh, the distribution by nature of generation was 3% to hydroelectric, 4% to steam-electric, 16% to wind and 77% to solar;

(ii)

A-6, set out a tender on 20/12/2017 for 27,366 MW of energy, awarded at an average price of R $ 189.45 per MWh the distribution by nature of generation was 3% to hydroelectric, 72% to steam-electric, 25% to wind;

(iii)	A-1 and A-2, set out a tender on 22/12/2017, for 288 MW and 423 MW of energy, respectively, sold at an average price of R $177.46 per MWh and R$174.52 per MWh, respectively.

Energy Development Account (CDE)

The CDE, created under Law 10,438/2002, is a state-owned fund that provides energy development from alternative sources, promotes energy service globalization, and subsidizes the low income residential sub-class. The fund is financed through a charge in the tariff of customers and generators.

Pro rata allocation due to judicial matters

At the end of September 2015, ANEEL, based on certain judicial outcomes referring to the suspended collection of CDE charges of certain industrial participants (members of the Associação Brasileira de Grandes Consumidores Industriais de Energia e de Consumidores Livres - ABRACE), had to recalculate the CDE pro rata allocation to the rest of the applicable participants, despite having transferred Parcel A costs. Subsequently, specific tariffs applicable to the members of Abrace will be published and the distribution companies will have to promote the new invoicing to those customers. The distribution companies will must maintain the payments of the CDE parts under actual amounts (published in the resolutions); and, finally the deficit originated for the revenue losses will be included in the tariff adjustments of the distribution companies.

CDE’s Monthly Rate: Indemnification for discounts granted to consumers under judicial orders

Resolution No. 1,576 authorized electric energy distributors to recover the lower amounts billed due to judicial orders against the Energy Development Account, through the CDE’s monthly installments.

The difference between the regular tariff and the judicial order tariffs will be deducted from the CDE’s monthly installment. This adjustment will not be implemented through the tariffs and no regulatory assets will be included in the tariffs. The discount applied to the CDE’s monthly installment of consumers with judicial orders will be compensated, that is, the monthly payment of the installments will be lower than the installments defined in the resolution.

 Distributed Generation

In May 2015, the regulator in a public hearing began the process to modify the regulations related to the distributed micro- and mini-generation aimed to making it more viable. The most important modification is to allow the installation of generation systems (of any renewable source, up to 3MW for hydro and 5MW for other sources) in locations other than where the load is located.

On November 24, 2015, ANEEL through Resolution No. 687/15 approved the regulation on distributed micro- and mini-generation by using an energy compensation mechanism.

Under the new regulations, effective on March 1, 2016, the use of any source of renewable energy as well as qualified co-generation is allowed. Distributed micro-generation is defined as a generating power plant with installed capacity of up to 75 kW. Distributed mini-generation is defined as a generating power plant with installed capacity of more than 75kW and less than 5 MW (3 MW for water supply) connected to the distribution network through consumption unit facilities.

If the volume of energy generated in a particular month is higher than the energy consumed in that particular month, the consumer has a credit that can be used to reduce the next month’s invoice. In accordance with the new regulation, the effective period for energy credits was increased from 36 to 60 months and the credits may be applied to the consumption of units by the same owner located in other places, as long as the service area is from the same distributor. This type of use for credits is referred to as “distance auto-consumption”.

Another new feature available under the regulation is the ability to install distributed generation in condominiums (companies with multiples consumption units). Under this feature, the energy generated can be distributed in specific percentages defined by the consumers.

ANEEL also created the “shared generation” scheme which allows parties interested in being part of a consortium or cooperative to install distributed mini/micro generation and use the energy generated to reduce the invoices of all members of the consortium or cooperative.

In terms of the procedures necessary to connect the micro/mini generator to the distribution network, ANEEL set up rules that simplify the process for access requests by creating specific forms to be completed by the consumers and reducing the period, from 82 days to 34 days, which distributors have to connect the 75kW plants. In addition, from January 2017, customers will be able to make access requests and monitor their progress online.

Resolution No. 237

On June 6, 2016, the Ministry of Mining and Energy (“MME”) issued Resolution No. 237 allowing energy distribution companies to request to the MME that their investments in high voltage distribution systems and in substations be categorized as priority. Such classification allows the distributors to issue “infrastructure debentures”, which are financing bonds with maturities longer than those of normal bonds, and that also have tax benefits for creditors. The grant of this benefit to energy distribution companies was as a result of an initiative carried out between the Brazilian Electric Energy Distributors Association (“ABRADEE” in its Portuguese acronym) and the Ministry of Mining and Energy.

Provisional Measure No. 735

On June 22, 2016, ANEEL issued Provisional Measure No. 735, establishing the following changes:

1)	Sectoral Commissions:

•

Beginning on January 1, 2017, the Chamber of Electric Energy Commercialization (“CCEE” in its Portuguese acronym) will replace Eletrobás in performing the collection activities for the Global Reserve of Reversal (“RGR” in its Portuguese acronym), Energy Development Account (“CDE”) and the Fuel Consumption Account (“CCC”), as well as, in managing the financing for the payment of the administration and operational expenditures incurred in this sectorial funds.

•

Beginning on January 1, 2030, the CDE’s annual installments allocation will be made in proportion to the electric energy consumer market in MWh served by the distribution companies and the distribution and transmission concessionaires.  The geographical location will no longer be taken into account. From January 1, 2017 to December 31, 2029, a gradual and uniform reduction will be applied in order to eliminate the actual proportion (4.53 for the CDE installments in the South, South East, North and North East regions).

•	Beginning on January 1, 2030, the cost per MWh of the CDE’s annual installments paid by the consumers will be pro rata allocated to their voltage levels, as follows:

-  High Voltage = 1/3 x Low Voltage cost

-  Medium Voltage = 2/3 x Low Voltage cost

•	From January 1, 2017 to December 31, 2029, a gradual and uniform reduction will be applied in order to reach the above proportions.

2)	Itaipú Binacional’s Tariff

Itaipú Binacional (“Itaipú”) is a hydroelectrical power plant constructed as part of the International Agreement signed between Brazil and Paraguay on April 26, 1973, for the development of the hydroelectric resources of the Parana River located at the Brazilian-Paraguayan border (from the Seven Falls to the Iguazú’s River mouth).

The transfer tariff of Itaipu’s energy is fixed in US$/kW for monthly contracted capacity. Brazilian energy distribution companies must pay Eletrobas monthly through Itaipu’s Electric Energy Commercialization account an amount equal to the product of the monthly contracted capacity quota multiplied by the transfer tariff of Itaipu’s energy, both as approved by ANEEL.

Beginning on January 1, 2016, in accordance with Article 6 of Provisional Measure No. 735, a new transfer tariff of Itaipu’s energy was established, which will be included in the total cost of the 15.3 multiplier factor over the energy transfer cost referred to in Appendix C of the Brazilian-Paraguayan Itaipu Agreement.

3)	Tenders

•	For the electric energy generation, transmission and distribution concessions that will not be renewed, the Brazilian government may propose a sale/tender of the new 30-year concession period.

Law No. 13, 2013: Beneficiaries to the discount in the Tariffs for Using Distribution System (“TUSD”) and Tariffs for Using Transmission System (“TUST”)

Law No. 13,203, published on December 8, 2015, broadened the scope of beneficiaries able to use the discount under TUSD/TUST, as well as, the volume and use of the energy when it is considered and used for self-generation:

•

ANEEL will establish a discount of up to 50% to the TUSD/TUST tariffs for those hydroelectrical energy projects with total capacity less than or equal to 3,000 kW and those energy projects based on solar, wind, biomass and qualified co-generation whose total capacity connected to the distribution and transmission systems is less than or equal to 30,000 kW. The discount will be applicable to energy production and consumption that is:

(i)	purchased/sold for this type of projects and
(ii)	used as own production for those entities beginning operations on January 1, 2016.

•

ANEEL will establish a discount of up to 50% to the TUSD/TUST tariffs for those solar, wind, biomass and qualified co-generation energy projects whose total capacity connected to the distribution and transmission systems is more than 30,000 kW and less than 300,000 kW and that comply with the following criteria:

(i)	the project was originated as a result of the energy auction carried out on January 1, 2016; or
(ii)	the project was authorized to begin operations on January 1, 2016.

In implementing Law No. 13,203, ANEEL established Public Audience No. 38 that will replace Resolution No. 77/2004. The discounts will result in a significant increase in the amounts that are subsidized by the CDE, thus, increasing the tariffs for consumers of our subsidiaries Enel Distribución Río S.A. and Enel Distribución Ceará S.A. The fixed percentage discount of 50% proposed by ANEEL for these type of energy projects is the minimum that may be applied based on current regulations.

White Tariff

On September 12, 2016, ANEEL Resolution No. 733/2016 approved the conditions for applying a low voltage time-of-use tariff, the “White Tariff”.

The “White Tariff” is a new time-of-use tariff option that indicates to consumers the fluctuation in the value of energy at a particular date and time of consumption. It will be offered to consumers supplied low voltages (127V, 220V, 380V and 440V, Group B) and those consumers from Group A (high voltage) that comply with certain criteria under the White Tariff.

Resolution No. 733/2016 states the following with regard to the White Tariff:

•	The application will begin in January 2018 for consumers already connected with monthly consumption greater than 500 kWh (12 cycles average) and for new connections;
•	The application will begin in January 2019 for consumers already connected with monthly consumption greater than 250 kWh (12 cycles average);
•	After January 2020, it will be applied to all consumers;
•	The value of energy, under this tariff option, will be obtained from peak, intermediate and off-peak periods and are approved by ANEEL during its periodic review of the distribution companies.
•	The “low income” (under specific regulation of ANEEL) and public lighting consumers cannot opt for the White Tariff.
•	The energy meter equipment cost will be charged to the distributor, except for meter equipment with additional features;
•	Any potential customization of the consumption unit will be charged to the owner.

Adjustment to pricing rate for Enel Distribución Río S.A. (formerly Ampla)

On March 14, 2017, Enel Distribución Río S.A. signed the New Concession Contract (Sixth amendment) as a result of the public hearings N° 95 and N° 58. During the hearings, the regulations and application of the rates to the registered distributors were discussed, in order to amend the rules of the concession contract, in accordance with Decree 2194/2016.

The new rules applied to determine the adjusted rates for 2017, included, among other modifications, the use of the IPCA index instead of the general market price index (“IGP-M”). The unrecoverable revenue were transferred from Part B to Part A and new regulatory loss indexes were applied. As a result, ANEEL approved an average adjustment of -6.51% for Enel Distribución Río S.A. For low voltage consumers, especially residential ones, the average adjustment was of -6.24%. The average adjustment for medium and high voltage customers was of -7.12%.

Transfer of other Transmission Installations (Demais Instalações de Transmissão – DIT) for distribution companies

On February 13, 2017, ANEEL issued Resolution 758/2017 establishing that voltage installations under 230 kV (Basic Grid) (here on referred as “DIT”) property of electrical energy transmission companies, should be transferred to and classified in property, plant and equipment of concessionary companies providing electrical energy distribution services.

The following DIT will be transferred to Enel Distribución Río S.A. on its first ordinary rate review after January 1, 2019. Enel Distribución Ceará S.A. will not receive any DIT.

Other Transmission Installations (DIT)	Km	Clasification	Operational situation	Responsible Distributor	Proprietary Transmitter
IMBARIE	-	SE DIT	In operation	Enel Distribución Río S.A.	Furnas
IRIRI	-	SE DIT	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV ADRIANOPOLIS/MAGE RJ	48	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV CAMPOS/IRIRI RJ	98	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV IMBARIE/ARIANOPOLIS RJ	15	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV IRIRI/ROCHA LEAO RJ	12	LD	In operation	Enel Distribución Río S.A.	Furnas
Transmission line 138 KV ROCHA LEAGO /MGE RJ	108	LD	In operation	Enel Distribución Río S.A.	Furnas

ANEEL considers that this measure will improve the operating efficiency of the power grid. The incorporation of the DIT into the distribution companies will take place in the first rate review after January 1, 2019. As of such event, the power lines and substations will be accounted for as part of the property, plant and equipment of the distribution Company, and they have to be incorporated on the calculation rate process. The distributing companies will be compensated for a value equivalent to the non-depreciated assets, within 30 days after the rate review of the distribution Company receiving the DIT.

Adjustment to pricing rate for Enel Distribución Ceará S.A. (formerly Coelce)

On April 20, 2017, ANEEL authorized the adjusted rate of Enel Distribución Ceará by means of Resolution 2,223. The anual rate adjustment of Enel Distribución Ceará resulted on an average effect perceived by the customers of 0.15%, with 1.44% on average for High Voltage consumers and -0.39% for Low Voltage consumers.

The value of the Transmission costs had a big impact on this adjustment (with a variation of 140.28% compared to the reference values of the previous rate process), which is the equivalent to an average effect of 3.23%. Due to the inclusion of an increase in these costs as of July, 2017.

Adjustment to energy rate for distribution companies including the devolution of the cost of the Reserve Energy Order (EER) with the highest included in the adjustments.

Through Resolution Nº 2,214 / 2017, ANEEL published the rates of all of the power sector distribution companies to return in April 2017 the highest cost values of Angra III included in the rates.

For the period of April 2017, the energy rate for Enel Distribución Rio, Enel Distribución Ceará and CELG were reduced in order to return the values of the costs of Angra III. The objective is to return the effects of the inclusion of the Part A of the Reserve Energy Order (“EER”) corresponding to the contracting of the Angra III plant one time only. Remembering that, via the natural rate adjustment process of the distribution companies, these amounts would be returned to the consumers in 12 months.

The procedure was divided into two stages: In the first, in April, 2017, the rate will be reduced to revert the values of Angra III included from the previous rate-setting process and, at the same time, it will cease to consider the future cost of the EER of that plant. In the second stage, which started on May 1, 2017, and continues until the next rate-setting process of each distribution Company, the rate will cease to include (i) the future cost of the EER of Angra III and (ii) for the distribution companies which already experienced the adjustment in 2017, as is the case of Enel Distribución Rio, the value of the return in 12 months that was already included in the rate.

CIEN Adjustment

Resolution N° 2,258 established annual income (RAP) for transmission electrical energy companies under concession, for the availability of the transmission installations under their responsibility.

The CIEN values are: Garabi I (RAP: R$167,874,943.85 and adjusted PA: -R$9,581,554.75) and Garabi II (RAP: R$174,388,271.81 and adjusted PA: -R$9,953,306.53).

Modifications to review period of CELG pricing from October 2017 to October 2018

In a Public Meeting, ANEEL approved ENEL’s request to change the review period of the rates of CELG to 2018, after discussing the issue in a Public Hearing. As a result, the decision was to perform the review, which will be performed in October, 2018 and every 5 years, with the new cut-off date for investments being April 30, 2018.

CELG Adjustment

On October 17, 2017, ANEEL authorized the rate price adjustment of CELG by means of Resolution N°2,317. The annual rate adjustment of CELG had an average effect on the rates of the consumers of 14.65%, with 12.03% on average for High Voltage consumers and 15.89% for Low Voltage consumers.

Public Hearing 066/17- WACC

On March 6, 2018, ANEEL approved the result of AP066, established to review the weighted average cost of regulatory capital of the distribution segment related to Sub-module 2.4 of the Tariff Regulation Procedures - “PRORET”.  The Board of Directors, unanimously, decided to revoke the forecast for updating the weighted cost of capital in 2018 and approve a new version of Sub-module 2.4 of the Tariff Regulation Procedures – “PRORET”, which establishes the anticipation of the methodological revision for the year 2019, with application from January 2020.

The contributions will be made in two phases, the first phase will be through presentations and took place on December 15, 2017, to make the standard ANEEL update. The second phase will be in the period since December 20, 2017 to January12, 2018, for contributions to be made on the requests of the other agents.

It is estimated that the issue will be approved in February 2018 at the Board meeting of ANEEL.

Public Hearing 052/17 – Operating Cost

On March 6, 2018, ANEEL approved the result of the AP052 with updating of the parameters related to the definition of the Regulatory Operating Costs - Submodules 2.2 and 2.2A of the Tariff Regulation Procedures - PRORET. The efficiency of Enel Ceará remained unchanged at 100, remaining companies as one of the most efficient distributors in management of operating costs in Brazil according to ANEEL.

Operating Cost Efficiency Index

Enel Distribución Ceará	100.00%
CELG	78.37%
Enel Distribución Rio	59.50%

Enel Rio Adjustment

On March 13, 2018, ANEEL approved the provisional result of the Fourth Periodic Tariff Review of Enel Distribución Rio, as of March 15, 2018, consolidated after evaluating the contributions made at Public Hearing No. 078/2017.

The result leads to the average effect to be perceived by consumers of 21.04%, being 19.94% for consumers connected in High Voltage and 21.46% for those connected in Low Voltage. Fixed the T component of Factor X in 0.00% and the technical losses in 9.1%.

Colombia

In 1994, the Public Utility Law (Ley de Servicios Públicos Domiciliarios, Law 142) and the Electricity Law (Ley Eléctrica, Law 143) were passed. These laws set out the general criteria and policies ruling the public utility service provision in Colombia, as well as the procedures and mechanisms for regulating, monitoring and overseeing them.

The Electricity Law puts the constitutional focus into practice, regulating the generation, transmission, distribution and sale of electricity, creating the market and competitive environment, strengthening the industry and setting the boundaries for government intervention. Taking into account the nature of each activity or business, general guidelines were established for developing the regulatory framework, creating and implementing the rules that would allow for free competition in the power generation and sales industries, while the directives for the transmission and distribution industries were geared toward treating these activities as monopolies while seeking out competitive conditions wherever possible.

The main institution in the electricity sector is the Mining and Energy Ministry, who’s Mining Energy Planning Unit, (Unidad de Planeación Minero Energética, UPME) draws up the national Energy Plan and the Generation and Transmission Expansion Plan. The Energy and Gas Regulatory Commission (Comisión de Regulación de Energía y Gas, CREG) and the Public Service Superintendency (Superintendencia de Servicios Públicos, SSPD) regulate and oversee, respectively, the companies in the industry, and the Superintendency of Industry and Commerce is the national authority for free trade protection issues.

The electricity industry operates on the basis of electricity-selling companies and the large consumers being able to buy and sell energy through bilateral contracts or on a short-term energy exchange market, called the “energy exchange” that operates freely according to supply and demand conditions. In addition, long-term auctions of Firm Energy within a Reliable Charge scheme are carried out to promote the expansion of the system. The market is operated and administered by XM, which is in charge of the National Dispatch Center (Centro Nacional de Despacho, CND), and the Commercial Interchange System Manager (Administrador del Sistema de Intercambios Comerciales, ASIC).

Peru

The main legislations in the regulatory framework for doing business in the power industry in Peru are:

–	Electricity Concessions Law (DL 25,844) and its regulations; (DS 009-93-EM)
–

Law to Ensure Efficient Development of Electricity Generation (Law No. 28,832); and its Regulations, DS 019-2007-EM (Regulation of the Compensation Mechanism among the regulated users of the SEIN), DS 027-2007-EM (Transmission regulations), DS 052-2007-EM (Supply of Electricity Bidding Regulations), DS 022-2009-EM (Unregulated electricity users Regulations) and DS 026-2016-EM (Regulation of Electricity Wholesale Market.).

–	Decree promotion of generation with non-conventional renewable sources in Peru (DL 1,002) and its Regulation (DS 050-2008-EM)).
–	Decree improving the regulation of electricity distribution to promote access to electrical energy in Peru (DL 1,221) and its Enabling Regulations (DS 018-2016-EM).
–	Decree amending several rules of the Electric regulation framework of Peru (DL 1,041) and Regulations (DS 001-2010-EM).
–	Emergency Decree that ensures the continuity of the electricity services (DU 049-2008), in effect until October 1, 2017.
–	Law that Strengthens Energy Security and Promotes the Development of the Petrochemical Complex in the South of the Country (Law 29,970) and its Regulation (DS 038-2013-EM),
–	Anti-Monopoly and Oligopoly Law of the Electricity Sector (Law 26,876) and Regulations (DS 017-98-ITINCI)
–	Law Creating the Energy and Mining Investments Supervisor Agency “OSINERGMIN” (Law 26,734) and its Regulations (DS 054-2001-EM)
–	Technical Standard of the Quality of the Electricity Services (DS 020-97-EM)
–	Regulations for the conservation of the Environment in Electrical Activities (DS 029-94-EM) and Hydrocarbon Activities (DS 015-2006-EM)

Law 25,844 specifies that the Peruvian power sector is divided into three large segments – Generation, Transmission and Distribution – in such a way that more than one activity cannot be carried out by the same company. The Peruvian power grid is made up of a single power grid called National Interconnected Grid (SINAC), in addition to a few isolated power grids. The Company performs its operations in the electrical energy generating segment as a member of SINAC.

According to the local Law, the operation of the generating companies will be subject to the provisions of the Economic Operation Committee of the National Interconnected Grid - COES-SINAC, with a view to coordinating their operation at minimum cost, guaranteeing the security of the supply of electrical energy and better use of the energy resources. The COES-SINAC administers the transfers of power and energy between generating companies, considering the injections and withdrawals according to the contracts, and it sets a value on such transfers every month, as well as also compensation for the owners of the power grids and compensation for other generating companies, according to the regulations stipulated in that regard by OSINERGMIN.

The main purposes of Law 28,832 are to i) ensure the sufficiency of efficient generation of electricity, which reduces the exposure of the electricity system to price volatility and the risk of rationing due to lack of energy; and ensures the consumer a competitive electricity rate; ii) reduces administrative intervention in calculating generating prices by means of market solutions; and iii) promote effective competition in the generation market.

The main changes introduced by the Law are related to the participation in the short-term market of generation companies, the distribution companies and the unregulated large customers, including both distribution companies and unregulated customers as members of COES-SINAC, modifying the structure of this agency. In addition, the bidding mechanism that must be followed by the electricity distribution companies in order to enter into electricity supply contracts with the generating companies aimed at supplying the public electricity service and optionally for the unregulated users was introduced.

The sale of energy that the generators make to distributors that are destined to the public service of electricity, will be carried out at Generation Level Prices that are calculated as the weighted average of Contracts without Bidding and Contracts resulting from Tenders. The purpose of this provision is to establish a mechanism that promotes investments in new generation capacity through long-term electricity supply contracts and firm prices with distribution companies.

By means of Supreme Decree No. 026-2016-EM, the Regulation of the Wholesale Electricity Market (MME Regulation) is approved. Among the main aspects of the MME Regulation are: it incorporates the definition "MME" which is made up of the short-term market ("MCP") and the mechanisms for assigning complementary services, operational inflexibilities and allocation of congestion rents.

The participants authorized to buy on the MCP are: the generators to meet their supply contracts; the distributing companies to serve their unregulated users, up to 10% of the maximum demand; and large users to attend to up to 10% of their maximum demand.

The COES will calculate the marginal energy costs and marginal congestion costs, evaluate the transactions on the MME on a daily basis and the results will be made available to the participants on the COES web portal. The Congestion Rents will be assigned among the Participants in accordance with the provisions of the respective Procedure. The participants must have guarantees of payment of their obligations in the MME, in addition to incorporating the actions by the COES in the event of non-compliance with the payment obligations by a participant.

Decree No. 1,002 creates a promotional regime for non-conventional renewable sources of energy “RER”; it also creates a mechanism that guarantees income paid through the demand via the rate charged at the connection usage charge. Its purpose is to incorporate up to 5% of the production of electrical energy by means of renewable energy sources and the generation of RER is promoted via tenders.

Decree No. 1,221 amends several articles of the Law on Electricity Concessions DL 25844, introducing mainly the following changes in the scope of distribution:

–

The Ministry of Energy and Mines will determine a Technical Responsibility Zone for each distribution concessionary Company, with the possibility of expanding their current concession zone by by assuming nearby rural areas, whose Works may be financed by the State and received by the concessionary companies with a recognition of actual audited Operating and Maintenance costs.

–

It establishes the carrying out of studies and the setting of Value Added Distribution (VAD) individually for each distribution concessionary Company providing services to more than 50,000 suppliers, according to the procedure set in the Regulations.

–	Recognition of an additional charge for technological innovation projects previous approved by OSINERGMIN, equivalent to a máximum percentage of the annual revenues.
–	Incentives to improve the quality of the service as of the current quality until the target value is achieved.

Supreme Decree No. 018-2016-EM amended the Enabling Regulations of the Electricity Concessions; the main amendments are that it incorporates the possibility of installing supplies with intelligent metering; these installations and their investment costs will be owned by the distribution Company; O&M will be considered in the VAD; the proposed Technical Responsibilty Zones (ZRT) will be published in advance; technological innovation projects will be included in the VAD and they will be compensated by means of a charge for power.

Legislative Decree No.1,041 amended several articles of the Law on Electrical Concessions (DL No. 25,844) and the Law to Ensure Efficient Development of Electrical Generation (Law No. 28,832).

Supreme Decree No. 001-2010-EM regulated DL 1041, which amends the electrical regulatory framework, for dispatching natural gas and the remuneration of power and energy. A special remunerative regime was also created for the cold reserve that will be put out to tender by PROINVERSION, to prevent any rationing due to a deficit in generation. As far as the transmission regime is concerned, the responsibility of payment of the rate base of the Guaranteed Transmission System was finally amended to assign it exclusively to the users.

Emergency Decree 049-2008 specified that criteria were set for the effects of the economic dispatch stipulated in the regulatory framework of the electricity sub-sector. One of these is that the short-term marginal costs of the SEIN will be determined considering that there is no restriction on production or transportation of natural gas or transmission of power, with such not being higher than the maximum value of S./ 313.50/MWh as stipulated by the Ministry of Energy and Mines in its Resolution No. 607-2008-MEM/DM. It also stipulated that the withdrawals without contract made by the distribution companies of SEIN to attend to their regulated users will be assigned by the COES to the generating companies, valued at the bar prices of the regulated market, proportionately to the annual, efficient firm energy of each generating company less its sales of energy under contracts.

The effectiveness of Emergency Decree 049-2008 was extended via Law No. 30,513 to October 1, 2017, on which date its effectiveness terminated.

Law No. 29,970 extends the guaranteed income mechanism of Law No. 27,133 to energy security projects and promotes the participation of State-owned companies in those projects. It creates a system of compensation for costs of natural gas in the north and south charged to the transmission usage charge. This law creates a subsidy mechanism to be paid for electrical demand to finance natural gas infrastructure (transportation, storage, support and others) and generation using natural gas, which results from the planning and awards processes managed by the State.

Law No. 30,543, eliminates the energy security strengthening charge affecting the cost of the electricity service and orders the amount to be returned to the users of the energy service:

–	The collection of the Energy Security Strengthening Charge (CASE) is made null and void.
–	Application of the Charge for the Energy Security System in Hydrocarbons (SISE Rate) and the Regulated Security Rate (TRS) is made null and void.
–	And the Executive is commissioned to stipulate the mechanisms for returning payments made through electricity bills.

Supreme Decree No. 022-2017-EM, issued measures to regulate Law No. 30,543, which eliminates the energy security strengthening charge affecting the cost of the electricity service and orders the amount to be returned to the users of the energy service.

Law No. 30,640, amended Article 75 of Law No. 29,338 “Law on Water Resources”, in order to regulate the conservation and protection of the catchment areas, by incorporating the establishment of technical criteria for identifying and delimiting the catchment areas, in order to evaluate the implementation of special measures for their protection and conservation, depending on their vulnerability.

Supreme Decree No. 019-2017-EM, amended article 5 of Supreme Decree No. 016-2000-EM. For generating companies using natural gas as fuel, the information will be presented twice a year. The first time will be in the first fortnight of November, in force from December 1 to May 31 (of the following year), and the second will be in the first two weeks of May, in force from June 1 to November 30 (of the same year). In this regard, Supreme Decree No. 039-2017-EM suspends the process of declaring the single price of natural gas for the steam-electric power plants until December 31, 2017, as referred to in number 5.2 of article 5 of Supreme Decree No. 016-2000-EM.

Supreme Decree No. 033-2017-EM, stipulates that the Enabling Regulations of the Electricity Wholesale Market, approved by means of Supreme Decree No. 026-2016-EM, come into force as of January 1, 2018, in order to implement the application developed by the COES for calculating the short-term marginal costs.

Supreme Decree No. 040-2017-EM amended articles 95 and 96 of the Enabling Regulations of the Law on Electricity Concessions, related to operating the system in Exceptional Situations and with the information on the generating units as provided by the agents that imply operating inflexibilities; article 7 of the Enabling Regulations of the Electricity Wholesale Market with regard to assigning costs for operating inflexibilities; and Final Provision Sixteen of the Technical Standard of Quality of the Electricity Services with regard to the fact that no sanctions and/or compensations are applied in Exceptional Situations.

Supreme Decree No. 043-2017-EM amended: article 5 of Supreme Decree 016-2000-EM, stipulating that the generating companies that use natural gas as fuel must declare the single price of gas once a year, coming into force as of July 1, except for the first period of the declaration. The COES checks that the declared value is at least the result of applying a formula that considers the Contractual Daily Amount, the specific consumption, take or pay contracts and the price of the supply of natural gas, without including transportation and distribution.

Non-Conventional Renewable Energy

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In Brazil, ANEEL holds auctions by technology considering the expansion plan set by the Empresa de Pesquisa Energética (“EPE”), the planning agency; so that the target amount set for non-conventional renewable energy capacity is met.

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In Colombia, Law No. 1,715 was enacted in 2014, which created a legal framework for the development of non-conventional renewable energy, in which guidelines for declarations of public interest, as well as tax, tariff and accounting incentives were established. As part of the implementation, the Ministry of Mines and Energy enacted Decree No. 2,469 in 2014, establishing guidelines for energy policy on supply of self-generation surpluses. In 2014, CREG published resolution 132 defining the methodology for determining the firm energy of the geothermic plants to be able to access the Reliability Charge. Likewise, the Energy and Gas Regulatory Commission (“CREG”) issued Resolution No. 24/2015, regulating high-scale self-generation activity, and the Mining Energy Planning Unit (“UPME”) issued Resolution No. 281/2015, establishing the limit for low-scale (equal to 1MW) self-generation.

In addition, the CREG issued Resolution Nos. 11 and 212 in 2015, encouraging mechanisms to act in response of the demand. Likewise, the regulatory authority published resolution 61 of 2015 to determine the methodology for calculating the firm energy of wind farms in order to enable them to participate in the Reliability Charge scheme, which was recently amended by resolution No. 167 of 2017. The Ministry of Mines and Energy issued Law Decree No. 1,623 in 2015 that established guidelines on zone expansion policies, and Law Decree No. 2,143 that outlined the application of fiscal and tax incentives established in Law No. 1715. In 2016, the UPME issued Resolution No. 45/2016, establishing procedures for the request of certificates to support Sources of Non-Conventional Energy’s (FNCE in its Spanish acronym) projects and to obtain the list of goods and services exempted from duties or value added tax (“VAT”).

In 2017, CREG published Document 161 in which it set forth four alternatives for integrating Non-Conventional Sources of Renewable Energy (FNCER) into the generating capacity, including: i) Green bonus, ii) Long-term contracts pay for what is generated, iii) Long-term contracts of average energy, and iv) Long-term contracts pay for what is contracted.

In 2016, the Ministry of Environment and Sustainable Development (Ministerio de Ambiente y Desarrollo Sostenible, MADS) issued Resolution No. 1,283, which establishes the procedures and requirements for obtaining environmental certifications for new investments in projects for sources of non-conventional energy and the efficient management of energy, in order to obtain the tax benefits specified in Articles 11, 12, 13 and 14 of Law No. 1,715. Likewise, MADS issued Resolution No. 1.312/2016 that establishes referral terms for preparing Environmental Impact Study’s required for environmental licenses for sources of wind energy projects.

In February, 2017, the Energy and Gas Regulatory Committee, through Resolution No. 243 of 2016, issued the methodology for calculating the Firm Energy of the Photovoltaic Solar Plants, necessary for this technology to be able to participate in the assignations of the Reliability Charge. This resolution was recently amended by Resolution No. 201 of 2017.

In September, 2017, the Ministry of Mines and Energy issued decree 1543, which regulates the Non-Conventional Energy and Efficient Energy Management Fund – FENOGE, whose purpose is to finance FNCER and efficient energy management programs, by fostering them, promoting them, stimulating them and incentivating them, through the autonomous equity. Among others, programs and projects aimed at the residential sector of stratas 1,2 and 3 may be financed in whole or in part both for implementing small-scale self-generation solutions and improving the energy efficiency by promoting good practices, equipment for the final use of energy, adapting internal installations and architectural remodelling.

The FENOGE Operating Manual, which contains aspects related to sources of financing, destination of resources, organizational structure, methodology for presenting and selecting projects and the execution process, was published recently by means of Resolution MME No. 41407 of 2017.

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In Peru, a target up to 5% has been set as the Non-Conventional Renewable Energy (“NCRE”) share in the country’s energy system. It is a nonbinding target and the regulatory agency, OSINERGMIN, holds differential quota tenders by technology and limited prices to help reach the goal.

On February 12, 2016, the Fourth Tender of Energy Supply with Renewable Energy Resources (“RER” in its Spanish acronym) for the National Interconnected Electricity System (“SEIN” in its Spanish acronym) was carried out. The tender was awarded to thirteen projects consisting of two biomass plants, two solar plants, three wind plants and six hydroelectrical plants, and will add 430.1 MW to the SEIN. The projects must be operational in 2020. The tariffs per MWh awarded were: US$ 77 for biomass; US$ 37 for wind; US$ 48 for solar; and US$ 46 for hydro.

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In Argentina, on October 21, 2015, Law No. 27,191 for Renewable Energy was published, replacing current Law No. 26,190. The new regulation postpones reaching a 8% share in the national demand of energy with renewable sources for generation to December 31, 2017 and establishes a second stage goal of reaching a 20% share in 2025 by establishing mid-objectives of 12%, 16% and 18% for the years ended 2019, 2021, and 2023. The enacted law creates a Fiduciary Fund (“FODER”) to finance works, grant tax benefits for renewable energy projects and establish exemptions for specific taxes and national, provincial and municipality royalties until December 31, 2025. The customers categorized as Large Users (>300 Kw) will comply on an individual basis with the renewable share goals, establishing that the price of contracts will not exceed US$ 113 per MWh, and setting sanctions for those not fulfilling the goals.

On March 30, 2016, Decree No. 531/16 was published and established the following formalities for the implementation of Law No. 27,191 and the modified Law No. 26,190:

•	The Ministry of Energy and Mining (“MEyM” in its Spanish acronym) is the regulator authority.
•	Generators/traders are allowed to enter into contracts requesting a demand equal to or more than 300 KW or with distribution companies acting on their behalf.
•	CAMMESA will call public tenders to supply consumers with a demand of less than 300 KW.
•	All CAMMESA’s purchases are guaranteed by the Fiduciary Fund (“FODER”).
•	The FODER will be financed with funds from the Treasury and a specific fee will be applied to the demand supplied by CAMMESA.
•	The energy goals must be fulfilled with renewable energy generated from power plants within the country.
•	To use the tax benefits, it is necessary to have an authorized certificate of inclusion within the renewable energy regime.

The MEyM, CAMMESA and the Executive Committee will be responsible for establishing the methodology for determining fines for the non-compliance of goals, the use of the Fiduciary Fund (FODER) and tender specifications.

Resolution MEyM Nos. 71/2016 and 72/2016, both issued on May 17, 2016, as part of the implementation of Law No. 27,191 and Decree No.531/16, began the process of public tenders for contracts within the Wholesale Electricity Market of renewable energy under the so called “Programa RenovAr – Ronda 1” with a total requirement of 1,000 MW distributed as: Wind: 600 MW; Solar: 300 MW; Biomass: 65 MW; Mini-hydro: 20 MW; and Biogas: 15 MW.

The tender is structured with a maximum price for technology as established by the government. CAMMESA is the buyer of the energy with prices in US$ per MW (without indexation) and contracts for a 20-year term.

A total of 123 offers with an aggregate 6,366 MW participated in the tender, of which 105 complied with the specifications (42 wind energy offers, totaling 2,870 MW; 50 solar energy offers, totaling 2,305 MW; 8 biomass and biogas energy offers, totaling 23 MW and 5 micro-hydro offers, totaling 11 MW. On September 30, 2016, after reviewing the economic offers, the results indicated that most of the offers were below the Maximum Tender Price established by the MEyM. The minimum price for wind energy was US$ 49 per MWh and US$ 59 per MWh for solar energy. Finally, the Ronda 1 of the Programa RenovAr awarded 29 projects for a total of 1,142 MW.

Subsequently, a new tender (“Ronda 1.5”) was carried out for Programa RenovAr, which awarded 30 projects with a total of 1,281.5 MW at an average price of US$ 54 per MWh (765.4 MW wind and 516.2 MW solar).

Finally, Italies Programa RenovAr (Ronda 1 and 1.5) awarded 59 projects with a total of 2,423.5 MW at a weighted average price of US$ 57.44 per MWh. All of the Ronda 1 projects already signed their contracts and subsequently the same will be done with the Ronda 1.5 contracts.

On August 17, 2017, by means of Resolution MEyM No. 275-E/2017 The National and International Open Call for Bids was made to interested parties in bidding for contracting, in MEM, electrical energy from renewable sources of generation within the framework of “Programa RenovAr (Ronda 2)”. The idea is to award 1,200 MW (550 MW wind and 450 MW solar). The date for submitting the bids is October 19, 2017, and the award will be made on November 29, 2017.

Subsequently via Resolution No. 473/2017, the qualified, but unsuccessful projects, were invited following the original order of merit until an additional number equivalent to 50% of the original call for bids was filled.

In all, for Ronda 2 of the Programa RenovAr, 88 projects for 2,043 MW were awarded in 18 provinces at an average price of 51.5 USD/MWh.

Furthermore, on August 18, 2017, Resolution MEyM 281/2017, stipulating the regime of the Market of Electrical Energy from Renewable Sources was published. Subsequently, various administrative aspects were regulated by means of provision No. 1/18 of the Undersecretariat of Renewable Energy.

Limits on integration and concentration

In general, all of the countries have legislation in effect that defends free competition and, together with specific regulations that apply to the electricity market, defines criteria to avoid certain levels of economic concentration and/or abusive market practices.

In principle, the regulators allow the participation of companies in different activities (e.g. generation, distribution, and commercialization) as long as there is an adequate separation of each activity, for both accounting and company purposes. Nevertheless, most of the restrictions imposed involve the transmission sector mainly due to its nature and to the need to guarantee adequate access to all agents. In Argentina and Colombia, there are specific restrictions if generation or distribution companies want to become majority shareholders in transmission companies.

Regarding concentration in a specific sector, in Argentina, there are no specific limits that affect the vertical or horizontal integration of a company. In Peru, integration is subject to the authorization of the Instituto Nacional de Defensa de la Competencia y Protección de la Propiedad Intelectual (“INDECOPI”), an antitrust authority that is able to establish commercial conduct. In Colombia, no company may have a direct or indirect market share of over 25% in electricity sale activities, although two criteria have been established for generating activity. One of these relates to participation limits depending on market concentration (HHI) and the size of the players according to their Firm Energy, and the other relates to pivotally conditions in the market depending on the availability of resources to meet system demand. In addition, Colombian companies created after the Public Service Law was enacted in 1994, can only engage in activities that complement generation/sales and distribution/sales. Finally, in Brazil, with the changes taking place in the power industry under Law No 10,848/2004 and Decree No. 5,163/2004, the ANEEL gradually perfected regulations, eliminating concentration limits as no longer compatible with the prevailing regulatory environment. However, regulatory approval is required for consolidations or mergers to take place between players operating within the same business segment.

Market for unregulated customers

In all of the countries where the Group operates, distributing companies can supply their customers under regulated or freely-agreed conditions. The supply limitations imposed on the unregulated market are as follows:

Country	kW threshold
Argentina	> 30 kW
Brazil	> 3,000 kW or > 500 kW (1)
Colombia	> 100 kW or 55 MWh-month
Peru	> 200 kW (2)

(1) The >500 kW limit applies if energy is purchased from renewable sources, for which the government provides incentives through a discount on tolls.

(2) On July 24, 2016, Supreme Decree No. 018-016-EM established that:

o	the demand of customers that can choose between regulated and unregulated markets (those clients with a demand between 200 kW and 2,500 kW) is measured by each point of supply;
o	regulated customers whose demand is over 2,500 kW, will remain as regulated customers for one year; and
o	customers whose demand at each point of supply is more than 2,500 kW are classified as unregulated customers.

b)Tariff Revisions:

General Aspects

In the countries where the Group operates, selling prices charged to clients are based on the purchase price paid to generators plus a component associated with the value added in distribution. Regulators set this value periodically through reviews of distribution tariffs. As a result, distribution is essentially a regulated activity.

Argentina

In Argentina, the first review of Edesur’s tariffs scheduled for 2001 was cancelled by the authorities due to the country’s economic and financial crisis, and tariffs were frozen starting with that year. Edesur’s tariff restructuring started in 2007 with the enforcement of the “Acta Acuerdo,” or Agreement Act. The last tariff adjustment made to date went into effect in 2008 (with a positive effect on the added value distribution, or VAD), when tariffs were adjusted for inflation (applying the cost monitoring mechanism, or MMC, provided for in the Agreement Act).

In November 2012, ENRE passed Resolution No. 347 authorizing a fixed charge to be added on invoices which differs for various categories of customers. This charge will finance infrastructure works and corrective maintenance through a trust (FOCEDE). Additionally, in July 2012, the ENRE appointed an observer in Edesur; the appointment is still in effect, although this does not imply loss of control of the company.

SE Resolution No. 250/13 was published in May 2013 authorizing compensation for Edesur’s debt corresponding to revenues originating from the application of the Program for the Rational Use of Electricity (PUREE) until February 2013, with a credit in its favor from recognition of the MMC for the six-month periods between May 2007 and February 2013. In addition, the SE Resolution No. 250/13 instructed CAMMESA to issue in Edesur’s favor what are termed as Sales Settlements with Unspecified Due Dates for values exceeding the compensation mentioned above, and authorized CAMMESA to receive these settlements as partial payment of Edesur’s debt.

Subsequently, SE Resolution No. 250/13 was supplemented and extended to December 2014 by SE Nos. 6852, 4012, 486 and 1136.

On March 11, 2015, the Secretary of Energy issued Resolution No. 32/2015, which among other things: (i) approved a transitory revenue increase for Edesur as of February 1, 2015 to pay for the energy acquired from the electricity market, salaries and assets and services supply; such increase, on account of the Integral Tariff Review (“RTI” in its Spanish acronym), arose from the difference between a theoretical tariff framework and the tariff framework in force for each category of user, according to the calculations of the Ente Nacional Regulador de la Electricidad (“ENRE”), and will not be converted into a tariff, but instead will be satisfied with transfers from CAMMESA to Edesur with Argentine National Government funds; (ii) provided that as of February 1, 2015, the funds from the Program for Rational Use of Electric Energy (“PUREE”) will be considered part of Edesur revenues, also on account of the RTI; (iii) confirmed the procedure for the Cost Monitoring Mechanism (“MMC”) through January 31, 2015; and (iv) instructed CAMMESA to issue LVFVD in amounts determined by ENRE as a result of higher salary costs for Edesur due to the application of Resolution No. 836/2014 of the Secretary of Labor. In addition, Resolution No. 32/2015 allowed payment plans to be defined for the payment of remaining balances with the Wholesale Electricity Market (“MEM”) and instructed ENRE to initiate actions prior to the RTI process. As a consequence of the above, during the year ended December 31, 2015, revenues of US$ 538 million were recognized, which are presented in the statement of comprehensive income as follows: for point (i), US$ 405 million under “Other operating income” and ThUS$ 984 under “Financial income”; for point (ii), US$ 51,889 million under “Revenues” (Energy Sales); for point (iii) US$ 17 million  under “Other operating income”; and for point (iv), US$ 62 million under “Other operating income”.

Although SE Resolution No. 32/2015 represented the first step towards an improvement in the economic situation of Edesur, it anticipates that investments will still be financed with mutual loans with CAMMESA. Mechanisms for the payment of remaining balances with MEM are still pending, as well as, revenue updates from increases in operational costs. On the other hand, tariffs have remained frozen since 2008.

On December 16, 2015, the National Executive Branch enacted Decree No. 134/2015, which declared a state of emergency for the National Electricity sector through December 31, 2017, and instructed the newly created Ministry of Energy and Mining (“MEyM” in its Spanish acronym) to prepare and implement a national program to improve the quality and safety of the electrical supply and guarantee that it is provided under the best technical and economic conditions.

In following with those instructions, on January 27, 2016, MEyM Resolution No. 6/2016 was published, which approved the Summer Quarterly Re-Scheduling (February 2016 – April 2017) tariffs for the Wholesale Electricity Market that are determined based on the “Procedures to Schedule the Operations, Dispatch of Generation Units and Pricing”. The tariffs consider a reduction in tariff subsidies and differentiate pricing schemes for those residential customers saving energy, and a new social tariff. This resolution is a significant step in the process of reconstructing the payment chain in the electric market.

In addition, on January 28, 2016, MEyM Resolution No. 7 applicable specifically to Edesur S.A. and Edenor S.A. was published, instructing the ENRE to adjust, through the Integral Tariff Review (“RTI”), the value added from distribution (“VAD”) in the tariff tables for energy distribution companies, by using the Transition Tariff Regime. MEyM Resolution No. 7 further instructed that a social tariff be applied instead of PUREE to the population of consumers falling under the criteria defined by the resolution. Finally, the resolution instructed that all necessary procedures be carried out to apply the RTI to energy distribution companies before December 31, 2016.

On January 29, 2016, ENRE issued Resolution Nos. 1 and 2 to return to Law No. 24,065 and normalize the electricity sector that was claimed by Edesur’s representative’s multiple times. Resolution No. 1/2016 established the new tariff table to be applied to each type of customer as of February 1, 2016 and in accordance with the guidelines of MEyM Resolution No. 7/2016, as well as, the new rules on supplying for streamlining with monthly invoicing. Resolution No. 2 terminated FOCEDE, which was created on January 31, 2012, and created a new mechanism for funds collected through Resolution No. 347/12 that are now deposited to a bank account authorized by the Argentine Central Bank instead of a fiduciary fund.

On April 5, 2016, the Secretary of Energy issued Resolution Nos. 54 and 55. Resolution No. 54 approved the tender specifications expected to be granted on May 27, 2016, for contracting an advisor for the RTI of Edesur. Resolution No. 55 approved the RTI program for 2016, which defined the criteria and methodology that Edesur must follow to perform its tariff studies. To prepare tariff proposals, the ENRE defined target quality parameters and the managing criteria to be used by Edesur, as well as the internal rate of return to be used in the calculation of their distribution cost.

On August 8, 2016, as part of the tariff renegotiation process, ENRE issued Resolution No. 463/2016, establishing the quality parameters for technical services and the value of costs for non-supplied energy required to complete the RTI.

Likewise, on August 29, 2016, ENRE issued Resolution No. 492/2016, establishing the quality parameters for commercial services and technical products. This resolution contains economic parameters for compliance with terms and time reductions for re-establishing energy supplies.

On August 30, 2016, ENRE stated that the Internal Rate of Return would be 12.46% pre-tax and 8.10% after tax.

Edesur submitted reports requested under ENRE Resolution No. 55/2016. On September 1, 2016, it submitted the reports “Red Ideal” and “Plan de Inversiones Plurianuales”, and on September 6, 2016, it submitted reports related to the basis and criteria for (i) operating costs; (ii) requirements for revenues and tariff calculations; (iii) tariff structure and transferring of costs to wholesale consumers; (iv) the mechanism for updating its own distribution costs; and (v) results and its economic-financial model.

On September 28, 2016, ENRE through Resolution No. 522/2016, summoned a public audience for a hearing on October 28, 2016, to notify and allow comments on tariff proposals presented by distribution companies for the next five-year period.

On December 30, 2016, ENRE issued Resolution No. 626, which approved the document titled “Final Resolution Public Audience” (Resolución Final Audiencia Pública, in Spanish) prior to defining the tariffs to be applied. Likewise, it transferred to the MINEM’s Undersecretary for Coordination of Tariff Policy (Subsecretaría de Coordinación de Política Tarifaria in Spanish) the topics discussed at the hearing that fall within the purview of that regulatory body.

The resolutions that contain the new Tariff Tables and Tariff Regime were issued in February 2017.

On February 1, 2017, ENRE issued Resolution No. 64/2017, which finalized the RTI and that as a result of it establishes the annual remuneration recognized to EDESUR S.A. in the sum of Arg$14.539.836.941 (ThUS$944.448).

In connection with the new tariff structure and charges, MEyM instructed ENRE to limit the VAD increase as a result of the RTI process to be applied as of February 1, 2017 to 42% as compared to the VAD currently in effect. The application of the remaining VAD increase would be made in two stages: the first stage in November 2017 and the second stage in February 2018.

In addition, it instructed ENRE to compensate Edesur S.A. and Edenor S.A. for the difference in VAD as a result of the gradual application of the tariff increases in the RTI, in 48 installments beginning on February 1, 2018, which will be incorporated to the VAD determined on that date.

The new regulation also sets the method for updating the revenues of distribution companies based on fluctuations in economic prices, and all other matters related to service quality and supply requirements.

Upon setting the distribution tariff tables, including the instruction of the MEyM, and the provisions of SEE Resolution No. 20/2017 on seasonal prices from invoicing effective February 1, 2017, the temporary tariff stage of Edesur and the Agreement Act were finalized. Consequently, Edesur will be ruled by the terms stated in its concession contract.

In compliance with the requirements of Article 29 of Resolution ENRE No. 64/17 (Physical follow-up of the works plan), on March 20, EDESUR sent a note Ratifying the Investment Plan reported at the proper time for the RTI (in physical terms). It also specified the possibility of adapting it in the future in the event of any changes in the demand. And the need for a prompt resolution of the Liabilities and Assets in order to expedite access to financing for compliance purposes.

Likewise, according to the Law of Administrative Procedures, on March 20, 2017, Edesur S.A. formally filed an appeal with ENRE containing its questioning of Resolution ENRE 64/17, which basically were focused on the treatment of easements, some optimization criteria in defining the capital base, the treatment for recognizing certain tax burdens and objections to the quality regime. We stress the fact that whether the observations and petitions for clarification are accepted or rejected by the regulator will not significantly alter the RTI.

On July 26, 2017, ENRE issued its Resolution 329/2017, which defines the procedure for invoicing the deferred income established in Resolution ENRE 64/2017 (Article 4), specifying that  “…The amount owed corresponding to each rate category will be the sum of the accrued monthly values recognized per rate category…”; establishing the certainty of collection when recalculating, each year, the unrecovered amount owed, deducting the amount actually received from the initial amount owed, and recalculating the remaining installments so as to cover the rest of the amount owed; and the mechanism for updating it, specifying that “…Charges so calculated will be adjusted, as components of the CPD, as stipulated in the ‘trigger clause’ and in the ‘Adjustment Mechanism’ …”

On May 17, 2017, Law 27351 on ELECTRICITY-DEPENDENTS was ratified; it stipulates the gratuity and continuity of the electricity supply, together with the priority of attention, for those people who, due to health problems, require a constant supply of electricity at adequate voltage levels to be able to provide power to the medical equipment prescribed by a registered doctor and which is necessary to prevent risks to the person’s health or life. In this context, on July 26, 2017, by means of Resolution ENRE 292, that regulatory agency stipulated the gratuity of the service and the cost of the connection for this category of users of EDENOR and EDESUR. Along these same lines, on September 25, 2017, the Ministry of Health, via Resolution 1538-E, created the “Record of Electricity-dependents for Health Reasons”. With the regulations of the operating questions in order to guarantee the continuity of the supply still to be determined at this date, the compensation for the distribution companies (Law 27351 ARTICLE 11. The Executive will designate the authority to apply this law and will allocate the necessary budget items to comply with its purposes), and the limits of liability of the players involved.

On November 1, 2017, ENRE published Resolution 525 partially sustaining the Appeal for Reconsideratoin of Judgment filed by EDESUR against ENRE 64/2017, accepting its points about the treatment of easements and requesting the company to remit its annual easement regularization plan to be implemented in the period 2017/2021 within sixty days of this notification, and likewise with regard to recognition of the CAMMESA expenses, rates and others that must be present in any future ex-post adjustments and minor modifications to the quality regime and other recognitions.

In an unprecedented event, on October 27, 2017, ENRE, in compliance with resolution of the Ministry of Energy and Mines No. 403 of October 26, 2017, by means of resolutions 526 and 527, summoned a Public Hearing on November 17, 2017, in the Palacio de las Aguas. It would address in first place the new reference prices for power and energy and the references prices for power and stabilized reference prices for energy for distribution companies in each one’s equivalent node, for the Summer Seasonal Period of 2017-2018; electrical energy savings incentives plan; welfare rate and distribution methodology, between the requirement of the MEM, the cost represented by the remuneration for transporting extra high voltage electrical energy and between the requirement of the respective region, and that corresponding to transportation by trunk line distribution. And, in second place, report the impact that the measures that the Ministry of Energy and Mines will have to implement as a result of the Public Hearing summoned by that Ministry via Resolution MEyM 403/2017 will have on the bills of the users of the distribution companies, with regard to the prices of the Wholesale Electricity Market, the withdrawal of electricial energy transportation subsidies and the criteria for distributing the remuneration of the Transportation Companies among the users of the transportation that this Agency resolved when the Comprehensive Rate Review of Electrical Energy Transportation was performed.

As a result of this, on December 1, 2017, via Resolution 602, ENRE resolved to approve the new values of the Own Distribution Cost of EDESUR, by applying the mechanisms provided for in the RTI. At the same time, it issued the Rate Tables reflecting the Seasonal Prices (generation and transportation) contained in the resolution of Secretariat of Electrical Energy No. 1091 of 2017, as well as the new Welfare Rate subsidy tables and bonus for savings in consumption for residential users. As a continuation of the same event, on January 31, 2018, the ENRE approved the new values effective as of February 1, 2018. These tables include a new reduction of wholesale price subsidies, taking it up to a value of 90% of the seasonal price operated in 2017. In addition, they maintain the subsidies to the social rate and a bonus of the stimulus plan, for reduction of the smaller power consumption.

Regarding the Distribution Added Value component, the third installment of the Distribution Cost Increase corresponding to the RTI, the proportional part of the deferred revenue, the Cost Monitoring Mechanism was included in this rate schedule. corresponding to the period and the application of the Efficiency Factor. Reflecting, the latter, the compliance by EDESUR of the Investment Plan committed in the RTI whenever the expected value was reached.

In this way, the EDESUR rate reaches AR$2.2828/kWh without taxes as of February 1, 2018. In parallel and in order to resume the normal structural conditions, the Argentine National Government decided not to extend the validity of the Electric Emergency Law (valid until December 31, 2017) and the Economic Emergency (effective until January 6). 2018).

On the other hand, on April 17, 2017, the MEyM issued a note which instructs the Secretariat of Electric Energy (SEE) to determine within 120 working days if there are pending obligations of the Agreement and the treatment to to be granted, and to issue a final resolution report during the following 30 days. For these purposes, the SEE requested that Edesur, ENRE and CAMMESA provide the pertinent information.

During December 2017, the MEyM presented its proposal and criteria to consider the treatment of regulatory liabilities. In this proposal, the MEyM clarifies that it accepts to cancel the commercial debt for the purchase of energy from CAMMESA, the fines destined for the State and the difference in the penalties for adjustments applied according to the interpretation of the ENRE. While sanctions for users are applied to additional investments with funds from the State and the debt with CAMMESA for mutual loans and pre-existing sanctions to the Agreement Agreement for users, the company should pay them.

With respect to the procedure initiated on December 28, 2017, the MEyM issued another note by which communicated to CAMMESA that the Argentine government is responsible of the obligations that Edesur maintains with CAMMESA for the purchase of electric power in the MEM. This procedure is in accordance to article 15 of Law No. 27,341 by which Edesur must comply with the determination that the MEyM will make regarding the outstanding obligations in relation to the Act Agreement and prior withdrawal of any administrative, arbitral or judicial claim against the Argentine government.

On December 29, 2017, Edesur agreed to the terms of this note.

To date, drafts have been exchanged with the MEyM, obtaining improvements in terms of terms and rates, leaving elements for final consideration. As of the date of issuance of these financial statements, said process has not been completed.

On March 7, through Decree PEN 187/18, the National Executive Branch published the new organizational chart of the MEyM. And, subsequently, by means of resolution 64/2018 of the MEyM, the functions of the Ministry of Electricity were transferred to the new Sub-Secretary of Electric Power.

Brazil

In Brazil, there are three types of tariff adjustments: i) Ordinary Tariff Reviews (“RTO”) which are conducted periodically in accordance with the provisions in the concession contracts (in Enel Distribución Ceará every 4 years and in Enel Distribución Río every 5 years); (ii) Annual Adjustments (“IRT”) since Brazil, unlike other countries, does not automatically index its tariffs to inflation; and (iii) Extraordinary Reviews (“RTE”) when important events have occurred that may affect the financial situation of the distributors.

In September 2012, the government approved Temporary Measure 579, one purpose of which was to reduce certain electricity tariff taxes and special charges paid by the final user, which will be paid in the future with the state budget. In January 2013, the Temporary Measure became Law 12,783, giving rise to Extraordinary Tariff Reviews that resulted in tariffs dropping an average of 18% throughout the country. This reduction affected Enel Distribución Río S.A. and Enel Distribución Ceará S.A. from the end of January 2012 to April 2013 (when the respective annual readjustments went into effect).

In April 2014, ANEEL finalized its periodic tariff review of Enel Distribución Río S.A. for the 2014-2019 period with retrospective effect on March 15, 2014.

On March 1, 2015, through Resolution No. 1858/2015, Enel Distribución Ceará S.A. had an extraordinary review when its rate increased by 10.28% for purposes of face the increases in charges (Energy Development Account - CDE) and the costs of energy purchase.

The last periodic tariff review of Enel Distribución Ceará S.A. was made in 2015 (the first of our distribution companies using the new fourth tariff cycle technology) for the 2015 – 2019 period, effective beginning on April 22, 2015. Such review was provisional as the methodologies of tariff review were not approved in time. The additional average increase in tariffs was 11.69% as approved under Resolution No. 1882/2015.

Enel Distribución Ceará S.A. will begin to use the fourth tariff cycle methodology in its tariff review in March 2019; however, in March 2015 it has a final average increase of 37.3% (Resolution No. 1.869/2015) essentially due to increases in Section A.

Finally, still in the scope of the fourth tariff cycle, on November 17, 2015, Chapter 2.3 of the Tariff Review Procedures related to the determination of the Basis for Remuneration was approved, under which a Database of Referential Prices was created to value certain variables of the basis for remuneration in the upcoming tariff reviews.

ANEEL approved the results of the first periodic review of Enel Cien S.A. (formerly named CIEN S.A.). Beginning on July 1, 2015, the tariffs decreased  7.49%, as approved by Resolution No. 1.902/2015.

On March 8, 2016, ANEEL approved the tariff adjustment of Enel Distribución Rio (formerly Ampla). Beginning on March 15, 2016, the tariffs were adjusted by an average of 7.38% for all of its customers (7.15% for low voltage consumers and 7.89% for high voltage consumers).

ANEEL, through Resolution No. 2.061 dated April 12, 2016, approved the final results of the fourth periodic tariff review (“RTP”) of Enel Distribución Ceará S.A., which were included in the 2016 adjustments.

ANEEL, through Resolution No. 2.065 dated April 19, 2016, approved the energy tariffs of Enel Distribución Ceará S.A. as a result of the 2016 tariff adjustments. The average increase in tariffs to consumers was 12.97%.

Colombia

The Energy and Gas Regulatory Commission (Comisión de Regulación de Energía y Gas - CREG) is the entity that defines the method by which distribution networks are paid. Distribution charges are reviewed every five years and updated monthly according to the Producer Price Index (“PPI”). Currently, these charges include the new replacement value of all operational assets, the Administration, Operation and Maintenance (“AOM”) and non-electrical assets used in the distribution business.

In Colombia, the current distribution charges for Codensa were published by CREG in October 2009.

The current review of regulated distribution charges began in 2013 with the publication of the assumptions for the remuneration methodology proposed by CREG Resolution No. 43 dated 2013. These assumptions were complemented by the development of the Purposes and Guidelines for Compensation of the Distribution Activity for the period 2015-2019 in CREG Resolution No. 79 dated 2014.

In February 2015, CREG issued a proposal for Resolution No. 179 of 2014, which proposed a methodology for remunerating distribution activity. The methodology is based on a regulated revenue scheme. Annual revenues are determined using a Regulated Net Assets Basis (“BRA”) and a rate of return (to be defined in separate resolution). Also, it included an annual revenue for incentives to investments and expenditures efficiency and quality improvements.

Additionally, the Regulatory Commission issued CREG Resolution No. 95 dated 2015, which defined a method for calculating the regulated remuneration tariff (“WACC”) for electricity transmission and distribution, as well as for natural gas transportation and distribution.

In March and November 2016, CREG through Resolution Nos. 24/ 2016 and 176/2016 , proposed two projects of method for calculating the regulated remuneration tariff. The proposal retained the application of the depreciated value of the assets, and proposed a new factor for residual value based on the date the assets were placed in operations and historical inventories, and also proposed a factor based on monthly revenues.

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In March, 2017, the Regulatory Committee published a new proposal for comments on Resolution 019 of 2017 on remuneration for the distribution. The new proposal presents some changes in methodology, in terms of remuneration for Low Voltage, Construction Units, greater incentives and better references for the Quality of the Service. It proposes a considerable improvement in the remuneration for companies with high losses. The regulator is expected to publish the definitive Resolution in 2018.

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In February 2016, CREG issued Resolution No. 240B dated 2015 project, which proposed a new tariff pricing formula. The methodology (i) stated a pricing formula that incorporated time-of-use, bi-lateral contracts and future contracts, (ii) defined rules for unregulated consumers supplied by the specific agent, and (iii) introduced a new component called “AJ” as a mitigating factor for non-recurrent fluctuations in the unit cost of rendering services. The regulator is expected to publish a new Resolution for consultation and final Resolution in 2018.

Peru

In Peru, a process takes place every four years to determine the value added from distribution (“VAD”), using a “model company” methodology for a typical area. In October 2013, OSINERGMIN issued Resolution No. 203/2013 setting distribution tariffs from November 2013 to October 2017 for Enel Distribución Peru S.A., which were subsequently extended until October 31, 2018 through Resolution No. 530-2016-MEM/DM of the Ministry of Energy and Mining.